SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             VISCOUNT SYSTEMS, INC.
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               (Name of Registrant as Specified In Its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)   Date Filed:

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                                 VISCOUNT SYSTEMS, INC.
                                  4585 Tillicum Street
                                Burnaby, British Columbia
                                          V6C 1Z7

April 26, 2002

Dear Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Viscount Systems, Inc. to be held at 10:00 a.m. Pacific Daylight Time on Friday, May 31, 2002, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, V6C 1Z7.

At the Annual Meeting, the stockholders will be asked:

1. To elect one Class I Director to serve until the 2003 Annual Meeting of Stockholders, and one Class II Director to serve until the 2004 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;

2.   To consider and approve Viscount's 2001 Stock Option Plan;

3. To ratify the appointment of KMPG LLP, Chartered Accountants, as the independent auditors for Viscount for the year ending December 31, 2002; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The accompanying Notice of 2002 Annual Meeting of Stockholders and Proxy Statement describe the matters to be presented at the Annual Meeting.

The Board of Directors recommends that stockholders vote in favor of (i) the election of the nominated Directors, (ii) the approval of Viscount's 2001 Stock Option Plan; and (iii) the appointment of KPMG LLP, Chartered Accountants, as the independent auditor for Viscount for the year ending December 31, 2002.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given. You may attend the Annual Meeting and vote in person even if you have previously voted.

Sincerely,

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen Pineau

Per:   Stephen Pineau
       President, Chief Executive Officer,
       Secretary and Director

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD AT 10:00 A.M. ON MAY 31, 2002

The 2002 Annual Meeting of Stockholders of Viscount Systems, Inc. ("Viscount") will be held at 10:00 a.m. Pacific Daylight Time on Friday, May 31, 2002, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, V6C 1Z7, for the following purposes:

1. To elect two directors as follows, one Class I Director to serve until the 2003 Annual Meeting of Stockholders, and one Class II Director to serve until the 2004 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;

2. To consider and approve Viscount's 2001 Stock Option Plan, in the form annexed to the Proxy Statement as Appendix "A";

3. To ratify the appointment of KMPG LLP, Chartered Accountants, as the independent auditors for Viscount for the year ending December 31, 2002;

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed April 26, 2002 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED.

Dated at Vancouver, British Columbia, this 26th day of April, 2002.

                      BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Stephen Pineau

            President, Chief Executive Officer, Secretary and Director

                            VISCOUNT SYSTEMS, INC.

                               PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 31, 2002

GENERAL

The enclosed proxy is solicited by the Board of Directors of Viscount Systems, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders of Viscount to be held at 10:00 a.m. Pacific Daylight Time on Friday, May 31, 2002, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, V6C 1Z7, and at any adjournment or postponement thereof.

Viscount's administrative offices are located at 4585 Tillicum Street, Burnaby, BC, Canada, V6C 1Z7. This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of Viscount on or about April 30, 2002.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of Viscount's common stock, par value $0.001 per share (the "Common Stock"), at the close of business on April 26, 2002 will be entitled to notice of, and to vote at, the Annual Meeting. As at April 26, 2002, Viscount had 15,100,000 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, will be elected Directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors. The proposed approval of Viscount's 2001 Stock Option Plan and the ratification of KPMG LLP, Chartered Accountants, as the independent auditors for Viscount for the year ending December 31, 2002, will require the affirmative vote of a majority of outstanding shares of Common Stock present or represented and entitled to vote.

A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Broker nonvotes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of Directors. Moreover, a broker nonvote will not have any effect on the outcome for the approval of Viscount's 2001 Stock Option Plan.

Abstention from voting will have the same effect as voting against the proposal for the approval of Viscount's 2001 Stock Option Plan and the appointment of KPMG LLP, Chartered Accountants, as the independent auditors for Viscount for the current year. Broker nonvotes will have the same effect as voting against the proposal for the appointment of KPMG LLP, Chartered Accountants, as the independent auditors for Viscount for the current year.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page, "FOR" the approval of Viscount's 2001 Stock Option Plan and "FOR" the appointment of KPMG LLP, Chartered Accountant, as the independent auditor for the current year. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Pacific Stock Transfer Company, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Viscount a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                       PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with Viscount's Bylaws, the Board of Directors has fixed the number of Directors constituting the Board at two (2). Pursuant to the Bylaws, the Directors are divided into three classes (Class I, II & III), with each class to be as nearly as equal in number as possible. As only two nominees as Directors have been proposed by management for election at the current Annual Meeting, one Director will be categorized as Class I and one Director will be categorized as Class II. The Class I Director will hold office until the next annual meeting of stockholders after their election, and the Class II Director will hold office until the second annual meeting of stockholders after their election. Thereafter, each Class I or Class II Director will hold office for a term of three years from the date they are elected at an annual meeting of stockholders, subject to applicable corporate laws. The determination as to the Class I, II or III category of each director elected at the Annual Meeting will be made by resolution passed by the majority of the Board of Directors immediately following the meeting.

The Board of Directors has proposed that the following two (2) nominees be elected as Directors at the Annual Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Stephen Pineau and Greg D. C. Shen. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the two (2) nominees will be available to serve as Directors of Viscount, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding each of the nominees for the Board of Directors is set forth below:

Stephen Pineau is the President, Chief Executive Officer, Secretary and a Director of Viscount. He has served as a Director and Officer of Viscount since July 27, 2001, and as a Director and Officer of Viscount's wholly owned subsidiary, Viscount Communication & Control Systems Inc. since July of 1997. He was employed at Viscount Communication & Control Systems Inc., a predecessor entity which, at the time, was a subsidiary of BC Tel, as Marketing Director from 1992-1995. He left Viscount Communication to start Blue Mountain Technologies Inc., where he held office as President from 1995 to 1997. Blue Mountain Technology Inc. replaced B.C. Tel as the main Vancouver installation company of Viscount products. Since 1997 Mr. Pineau has held office as President of the current Viscount Communication.

Greg D. C. Shen is the Chairman of the Board and a Director of Viscount. He has served as a Director and Officer of Viscount since July 27, 2001, and as a Director and Officer of Viscount's wholly owned subsidiary, Viscount Communication since July of 1997. Prior to Viscount Communication, he acted as Production Manager at Microtel, a subsidiary of BC Tel from 1975 to 1993. Mr. Shen was Chief Executive Officer of Viscount Communication from 1997 to 2001 and Chairman of Blue Mountain Technologies Inc. from 1997 to 2001. In 2001 he was appointed Chairman of Viscount. His primary expertise and responsibilities related to Spacetel satellite products. Mr. Shen has a Masters degree in Engineering from West Coast University at Los Angeles.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 26, 2002 by

(i) each person or entity known by Viscount to beneficially own more than 5% of the Common Stock;
(ii)    each Director of Viscount;
(iii)   each of the named Executive Officers of Viscount; and
(iv)    all Directors and executive officers as a group.

Except as noted below, Viscount believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

-----------------------------------------------------------------------------------------------------
Title of Class    Name and Address                         Amount of Beneficial      Percent of Class
                  Of Beneficial Owner                            Ownership
-----------------------------------------------------------------------------------------------------
Common            Stephen Pineau                              1,700,000[1]                10.93%
                  President, CEO, Secretary and Director
                  10271 Cathcart Road, Richmond
                  British Columbia, Canada
-----------------------------------------------------------------------------------------------------
Common            Greg D.C. Shen                              3,150,000[1]                20.32%
                  Chairman and Director
                  2056 West 58th Ave., Vancouver,
                  British Columbia, Canada
-----------------------------------------------------------------------------------------------------
Common            Les Fong                                       25,000[1]                 0.17%
                  Chief Financial Officer
                  3195 East 28th Avenue, Vancouver
                  British Columbia, Canada
-----------------------------------------------------------------------------------------------------
Common            Chi Hua Liu                                 1,583,333                   10.49%
                  1888 Westbrook Crescent, Vancouver,
                  British Columbia, Canada
-----------------------------------------------------------------------------------------------------
Common            Steven Leach                                1,250,000                    8.28%
                  14905 - 93A Avenue, Surrey,
                  British Columbia, Canada
-----------------------------------------------------------------------------------------------------
Common            Chin Dong Pai                               1,750,000                   11.59%
                  2802-1050 Burrard Street, Vancouver,
                  British Columbia, Canada
-----------------------------------------------------------------------------------------------------
Common            Cho Kun Ko                                  1,416,667                    9.38%
                  7479 - 17th Ave., Burnaby,
                  British Columbia, Canada
-----------------------------------------------------------------------------------------------------
Common            All directors and officers as a group       4,875,000[1]                30.52%
                  (3 persons)
-----------------------------------------------------------------------------------------------------

[1]   These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of options as follows: 450,000 shares issuable to Stephen Pineau; 400,000 shares issuable to Greg D. C. Shen; and 25,000 shares issuable to Les Fong.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Viscount's Directors, executive officers and persons who own more than 10% of a registered class of Viscount's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Viscount. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Viscount with copies of all Section 16(a) reports they file.

To Viscount's knowledge, based solely on a review of the copies of such reports furnished to Viscount, Viscount believes that during the year ended December 31, 2001, its Directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements.

                       DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Viscount as of the Record Date:

--------------------------------------------------------------------------------
Name            Age   Position(s)
--------------------------------------------------------------------------------
Stephen Pineau   39   President, Chief Executive Officer, Secretary and Director
--------------------------------------------------------------------------------
Greg D. C. Shen  55   Chairman of the Board and Director
--------------------------------------------------------------------------------
Les Fong         31   Chief Financial Officer
--------------------------------------------------------------------------------

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of Viscount. The biography for Stephen Pineau and Greg D. C. Shen are included above in Proposal 1, Election of Directors and the biography for Les Fong is as follows:

Les Fong is the Chief Financial Officer of Viscount. He has served in this capacity since July 27, 2001. Previously, he was Assistant Accountant for Pacific Western Brewing Company from 1996 to 1997, Accounting Consultant for Royal Canadian Homes Ltd. from 1996 to 1997, Contract Accountant for City West Development Corporation in August of 1997, Contract Accountant for BMW Sydney Ltd. in 1997, Accountant for Viscount's wholly owned subsidiary, Viscount Communication from 1998 to present, and Accountant for Blue Mountain Technologies Inc. from 1998 to present. Mr. Fong acquired a Bachelors degree in Commerce from the University of British Columbia.

             RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the directors or executive officers of Viscount.

                 BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 2001, there were no meetings of the Board of Directors. All matters which required approval of the Board of Directors were consented to in writing by all Directors.

The Board of Directors performs the functions of the Audit Committee. Stephen Pineau, Viscount's President and Chief Financial Officer performs the functions of the Compensation Committee. The functions performed by these committees are summarized below.

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Viscount's financial reporting compliance procedures.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Viscount's officers, reviews and administers Viscount's stock option plans for employees.

                           DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Viscount are compensated for services provided as a Director or members of committees of the Board of Directors. The Directors of Viscount did not receive any compensation for the year ended December 31, 2001 for services provided as a Director or member of a committee of the Board of Directors. Viscount's subsidiary did accrue an amount payable to each director of the subsidiary in the amount of Cdn.$4,000 each for the year ended December 31, 2001. This amount was subsequently paid to the directors of the subsidiary in March of 2002.

                          EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

The following table sets forth all compensation paid or earned for services rendered to us in all capacities during the years ended December 31, 1998, 1999, 2000 and 2001 by our President and Chief Executive Officer ("CEO"). No executive officer received total annual salary, bonus and other compensation in excess of $100,000 in those periods. No executive officer that would have otherwise been included in this table on the basis of salary and bonus earned for the 2001 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during the fiscal year.

                                              Summary Compensation Table
                                              --------------------------
                                                        Annual Compensation               Long-Term Compensation
                                              -----------------------------------    ----------------------------------

                                                                                                          Securities
                                                         Salary          Other            Stock           Underlying
Name and Principal Position                    Year      ($Cdn)          ($Cdn)          Awards          Options/SAR's
------------------------------               --------  ---------      -----------     -----------       ---------------
Stephen Pineau                                1998     $57,862          -                Nil                    Nil
President, Secretary, and                     1999     $62,059        $2,000[1]          Nil                    Nil
Chief Executive Officer                       2000     $61,822        $3,000[1]          Nil                    Nil
                                              2001     $72,852           Nil             Nil                450,000

[1]  These amounts were paid for Director's Fees.

Option/SAR Grants or Exercises and Long Term Incentive Plan

The Board of Directors has approved the issuance of stock options to our employees, directors, officers, and consultants. Unless otherwise provided by the Board, all vested options are exercisable for a term of ten years from the date of grant. On December 21, 2001, there were options granted to acquire 1,255,000 shares of the authorized common stock.

During the fiscal year ended December 31, 2001, Viscount granted the following stock options to the Company's CEO:

                                   Number of            Percent of Total
                                  Securities              Options/SARs
                                  Underlying               Granted to
                                 Options/SARs             Employees in           Exercise or Base
Name                              Granted (#)              Fiscal Year            Price ($/Share)           Expiration Date
----                            ---------------          ---------------          ---------------           ---------------
Stephen Pineau                  450,000                     52.6%                    $0.65                  December 21, 2011
President, Secretary, and
Chief Executive Officer

Defined benefit of actuarial plan

Viscount does not have a defined benefit or actuarial plan in place.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Stephen Pineau - President, Chief Executive Officer, Secretary and Director
---------------------------------------------------------------------------

On January 1, 2001, Viscount's wholly owned subsidiary, Viscount Communication, entered into an employment agreement with Mr. Stephen Pineau, pursuant to which Mr. Pineau serves as President and Chief Executive Officer of Viscount Communication. The agreement provides for an annual base salary of Cdn$72,000 , a bonus of 10% of the net income of Viscount Communication before interest and taxes.

The initial term for Mr. Pineau's agreement is one year with automatic renewal unless a minimum 30 days notice is given by Viscount Communication.

Greg D. C. Shen - Chairman and Director
---------------------------------------

On January 1, 2001, Viscount's wholly owned subsidiary, Viscount Communication, entered into an employment agreement with Mr. Greg Shen, pursuant to which Mr. Shen serves as Chairman of the Board of Viscount Communication. The agreement provides for an annual base salary of Cdn.$57,321.

The initial term for Mr. Shen's agreement is one year with automatic renewal at the employee's discretion unless a minimum 30 days notice is given by Viscount Communication.

Compensation Committee Interlocks and Insider Participation

The initial Compensation Committee is comprised solely by Stephen Pineau, in his capacity as President, Chief Executive Officer and Director.

Board Compensation Committee Report on Executive Compensation

The Board has not prepared a report on executive compensation at this time.


                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

No transactions with management or other parties occurred during the year that would otherwise be reported under this section.

                                     PROPOSAL 2

                     TO APPROVE VISCOUNT'S 2001 STOCK OPTION PLAN

On December 21, 2001, the Board of Directors of Viscount adopted Viscount's 2001 Stock Plan (the "Stock Option Plan"). Subject to the antidilution provisions and the discretion of the Board, the maximum number of shares of Viscount's Common Stock which may be issued and sold under the Stock Option Plan is 1,500,000 shares. On December 21, 2001 Viscount granted an aggregate of 1,255,000 shares of Viscount's Common Stock at a price of US$0.65 under the Stock Option Plan. As at the date hereof, no stock options issued pursuant to the Stock Option Plan have been exercised.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF VISCOUNT'S 2001 STOCK OPTION PLAN.

The essential features of the Stock Option Plan are outlined below:

GENERAL

The Stock Option Plan provides for the grant of incentive stock options and non qualified stock options. Incentive stock options granted under the Stock Option Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonqualified stock options granted under the Stock Option Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of such awards.

PURPOSE

The Board adopted the Stock Option Plan to advance the interests of Viscount and its stockholders and affiliates by attracting, retaining and motivating the performance of selected directors, officers, employees or consultants of Viscount of high caliber and potential upon whose judgment, initiative and effort, Viscount is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire and retain a proprietary interest in Viscount by ownership of its stock.

ADMINISTRATION

The Stock Option Plan shall be administered by either the Board or a Committee comprised of at least one director selected by the Board. The initial Committee is comprised solely by Stephen Pineau, in his capacity as President, Chief Executive Officer and Director. Subsequent Committees may be appointed by the Board, by resolution passed by a majority of the directors of Viscount. In the event incentive stock options are granted hereunder, the Committee will consist of no less than two directors each meeting the definition of a "non-employee
                                                               -------------
director" for purposes of such Rule 16b-3 under the Exchange Act and of an
---------
"outside director" under Section 162(m) of the Code.
------------------

Subject to the express provisions of the Stock Option Plan, the Committee shall have the authority, in its sole discretion, to determine the eligible persons to whom an option shall be granted, the time or times at which an option shall be granted, the number of shares of common stock subject to each option, the option price of the shares subject to each option and the time or times when each option shall become exercisable and the duration of the exercise period.
Subject to the express provisions of the Plan, the Committee shall also have discretionary authority to interpret the Stock Option Plan, to determine the details and provisions of each stock option agreement, and to make all the determinations necessary or advisable in the administration of the Stock Option Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons. The Committee shall not be liable for any action or determination made in good faith with respect to the Stock Option Plan, any option or any stock option agreement entered into.

ELIGIBILITY

Incentive stock options and nonqualified stock options may granted to any person who is a director, officer, employee or consultant of Viscount, its subsidiaries (defined as "Eligible Person"). The Committee shall, in its sole discretion, determine and designate from time to time those Eligible Persons who are to be granted an option.

No incentive stock option may be granted under the Stock Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Viscount or any affiliate of Viscount, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Stock Option Plan and all other such plans of Viscount and its affiliates) may not exceed $100,000.

If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the date of grant or within one year following the transfer of such shares to the optionee upon exercise, the optionee shall, within ten (10) days after such disposition, notify Viscount in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

STOCK SUBJECT TO THE STOCK OPTION PLAN

If an option shall terminate for any reason (including, without limitation, the cancellation of an option) without being wholly exercised, the number of shares to which such option termination relates shall again be available for grant under the Stock Option Plan.

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the Stock Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

GRANT OF OPTIONS

An option may be granted to any Eligible Person selected by the Committee. The grant of an option shall first be effective upon the date it is approved by the Committee, except to the extent the Committee shall specify a later date upon which the grant of an option shall first be effective. Each option shall be designated, at the discretion of the Committee, as an incentive stock option or a nonqualified stock option, provided that incentive stock options may only be granted to Eligible Persons who are considered employees of Viscount or any subsidiary for purposes of Section 422 of the Code. Viscount and the optionee shall execute the stock option agreement which shall set forth such terms and conditions of the option as may be determined by the Committee to be consistent with the Stock Option Plan, and which may include additional provisions and restrictions.

OPTION PRICE

The option price shall be determined by the Committee and may be set at a discount to the fair market value (as defined below); provided, however, that in the case of an incentive stock option the option price shall not be less than 100 percent of the fair market value of a share of Common Stock on the trading date immediately preceding the date of grant.

"Fair Market Value" of the Common Stock as of any date means the closing price of the sale of the Common Stock, on that date as indicated on the securities exchange on which the Common Stock is listed. If the Common Stock is listed on more than one securities exchange, then the Fair Market Value of the Common Stock as of any date means the average of the closing prices of the sales of Common Stock on all securities exchanges on which the Common Stock is listed. If at any time the Common Stock is not listed on any securities exchange, Fair Market Value will be determined in good faith by the Committee in whatever manner it considers appropriate. Fair Market Value will be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

VESTING; TERM OF OPTION

The vesting period in each case shall be determined by the Committee and shall be as specified in the stock option agreement for an optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of any option at any time, and an option may become vested and exercisable in accordance with the terms of the Stock Option Plan. The period during which a vested option may be exercised shall be ten years from the date of grant, unless a shorter exercise period is specified by the Committee in the stock option agreement for an optionee.

OPTION EXERCISE; WITHHOLDING

An option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof. An option shall be exercised by written notice of intent to exercise the option with respect to a specified number of shares delivered to Viscount at its principal office, and payment in full to Viscount at said office of the amount of the option price for the number of shares of the Common Stock with respect to which the option is then being exercised. Payment of the option price shall be made,

   (i)    in cash or by cash equivalent; or
   (ii) at the sole discretion of the Committee, by a combination of different forms of consideration.

In addition to and at the time of payment of the option price, the optionee shall pay to Viscount in cash or, at the sole discretion of the Committee, in other forms of consideration, the full amount of all federal, state and provincial withholding and other employment taxes applicable to the taxable income of such optionee resulting from such exercise. Viscount may withhold other forms of compensation or other amount due to an optionee any amount required to be withheld by Viscount under applicable tax laws.

LIMITED TRANSFERABILITY OF OPTION

Except as otherwise specified by the Committee in the Stock Option Agreement, all options shall be nontransferable except, upon the optionee's death, by the optionee's will or the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by him, except that, in the case of an optionee who is legally incapacitated, the option shall be exercisable by his guardian or legal representative.

FEDERAL INCOME TAX INFORMATION

The following is a general summary of the U.S. federal income tax consequences to Viscount and the optionees of the grant and exercise of stock options granted under the Stock Option Plan. Such tax consequences are based upon the current provisions of the Code, all of which are subject to change, which change could be retroactive. The exercise of stock options by Canadian resident optionees will be subject to Canadian federal income tax laws.

The Stock Option Plan provides for the grant of options which are Incentive Stock Options within the meaning of Section 422 of the Code and Nonqualified Stock Options, which are options that do not qualify as Incentive Stock Options.

In general, under the Code there is no taxable income to a Participant upon the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, the Participant recognizes ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the exercise price paid for the stock pursuant to the Nonqualified Stock Option, unless the stock is subject to a substantial risk of forfeiture. If the stock is subject to a substantial risk of forfeiture, the Participant generally does not recognize income until the restrictions lapse, although the Participant may elect to recognize income on the date of exercise by making a timely election under the Code. The Company generally obtains a tax deduction equal to the amount of income recognized by the optionee at the time such income is recognized by the optionee, subject to compliance with applicable provisions of the Code. The optionee generally acquires a tax basis in the stock acquired pursuant to the exercise of the Nonqualified Stock Option equal to the fair market value of the stock on the date of exercise. Upon the subsequent disposition of the stock, the optionee would recognize capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the stock and the amount realized upon disposition. If the stock was held for less than 12 months, the capital gain, if any, recognized by the optionee on a disposition would be eligible for the maximum federal income tax rate of 28 percent, if the stock was held for more than 12 months, the capital gain, if any, recognized by the optionee on a disposition would be eligible for the maximum income tax rate of 20 percent.

                                  PROPOSAL 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

KPMG LLP, Chartered Accountants, served as Viscount's independent auditors in 2001, and have been appointed by the Board to continue as Viscount's independent auditor for Viscount's fiscal year ending December 31, 2002.

Although the appointment of KPMG LLP, Chartered Accountants, is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2002. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Viscount to select other auditors for the fiscal year ending December 31, 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS, AS VISCOUNT'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.


                                OTHER MATTERS

Viscount knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Special Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.


                           PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2003 Annual Meeting of Stockholders must be received by the Secretary of Viscount by December 5, 2002 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

In addition, Viscount's Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of Viscount regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at the principal executive offices of Viscount not more than 90, but not less than 60, days prior to the date of the Annual Meeting.

Accordingly, a stockholder who intends to present a nomination or proposal at the 2003 Annual Meeting of Stockholders without inclusion of the proposal in Viscount's proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no earlier than February 7, 2003 and no later than March 14, 2003. Viscount reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                          ANNUAL REPORT ON FORM 10-KSB

A COPY OF VISCOUNT'S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX "B". AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, VISCOUNT SYSTEMS, INC. SUITE 4585 TILLICUM STREET, BURNABY, BRITISH COLUMBIA, CANADA, V6C 1Z7 OR BY CALLING (604) 327-9446.

Dated at Vancouver, British Columbia, this 26th day of April, 2002.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Stephen Pineau

            President, Chief Executive Officer, Secretary and Director

                                    APPENDIX "A"

                                VISCOUNT SYSTEMS, INC.

                               2001 STOCK OPTION PLAN

                                      ARTICLE I

                                       PURPOSE

This 2001 Stock Option Plan is intended to advance the interests of the Company and its stockholders and subsidiaries by attracting, retaining and motivating the performance of selected directors, officers, employees or consultants of the Company of high caliber and potential upon whose judgment, initiative and effort, the Company is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire and retain a proprietary interest in the Company by ownership of its stock.

                                      ARTICLE II

                                      DEFINITIONS

   (a)   "Board" means the Board of Directors of the Company.

   (b)   "Code" means the Internal Revenue Code of 1986, as amended.

   (c) "Common Stock" means the Company's common stock, par value $0.001 per share.

   (d) "Committee" means the Compensation Committee of the Board or any other committee of the Board appointed by the Board to administer the Plan from time to time. The Board shall also have the authority to exercise the powers and duties of the Committee under the Plan.

   (e)   "Company" means Viscount Systems, Inc., a Nevada corporation.

   (f) "Date of Grant" means the date on which an Option becomes effective in accordance with Section 6.1 hereof.

   (g) "Eligible Person" means any person who is a director, officer, employee or consultant of the Company or any Subsidiary.

   (h)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   (i) "Fair Market Value" of the Common Stock as of any date means the closing price of the sale of the Common Stock, on that date as indicated on the securities exchange on which the Common Stock is listed. If the Common Stock is listed on more than one securities exchange, then the Fair Market Value of the Common Stock as of any date means the average of the closing prices of the sales of Common Stock on all securities exchanges on which the Common Stock is listed. If at any time the Common Stock is not listed on any securities exchange, Fair Market Value will be determined in good faith by the Committee in whatever manner it considers appropriate. Fair Market Value will be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

   (j) "Incentive Stock Option" means a stock option granted under the Plan that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

   (k) "Nonqualified Stock Option" means a stock option granted under the Plan that is not an Incentive Stock Option.

   (l) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

   (m) "Optionee" means an Eligible Person to whom an Option has been granted, which Option has not expired, under the Plan.

   (n) "Option Price" means the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with
         Section 6.2 hereof.

   (o)   "Plan" means this Viscount Systems, Inc. 2001 Stock Option Plan.

   (p) "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Common Stock under the Plan.

   (q) "Subsidiary" means a subsidiary corporation of the Company of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

   (r) "Ten-Percent Owner" means an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, its parent, if any, or any Subsidiary, within the meaning of Sections 422(b)(6) and 424(d) of the Code.

                                      ARTICLE III

                                      ELIGIBILITY

All Eligible Persons are eligible to receive a grant of an Option under the Plan. The Committee shall, in its sole discretion, determine and designate from time to time those Eligible Persons who are to be granted an Option.

                                       ARTICLE IV

                                     ADMINISTRATION

   4.1 Committee. The Plan shall be administered by either the Board or a Committee comprised of at least one director selected by the Board. The initial Committee shall be comprised solely by Stephen Pineau, in his capacity as director. Subsequent Committees may be appointed by the Board, by resolution passed by a majority of the directors of the Company. In the event Incentive Stock Options are granted hereunder, the Committee will consist of no less than two directors each meeting the definition of a "non-employee director" for
                                               -----------------------
purposes of such Rule 16b-3 under the Exchange Act and of an "outside director"
                                                             ------------------
under Section 162(m) of the Code. References to the Committee contained herein, apply equally to the Board whenever applicable.

   4.2 Committee Authority. Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the Eligible Persons to whom an Option shall be granted, the time or times at which an Option shall be granted, the number of shares of Common Stock subject to each Option, the Option Price of the shares subject to each Option and the time or times when each Option shall become exercisable and the duration of the exercise period. Subject to the express provisions of the Plan, the Committee shall also have discretionary authority to interpret the Plan, to determine the details and provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons. The Committee shall not be liable for any action or determination made in good faith with respect to the Plan, any Option or any Stock Option Agreement entered into hereunder.

                                     ARTICLE V

                        SHARES OF STOCK SUBJECT TO PLAN

   5.1   Number of Shares. Subject to adjustment pursuant to the provisions of
Section 5.2 hereof, the maximum number of shares of Common Stock which may be issued and sold hereunder shall be 1,500,000 shares. Subject to applicable laws and listing regulations, the Board reserves the authority to increase the number of shares of Common Stock issuable under this Plan. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. Shares of Common Stock covered by an Option that shall have been exercised shall not again be available for an Option grant. If an Option shall terminate for any reason (including, without limitation, the cancellation of an Option pursuant to Section 6.6 hereof) without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder.

   5.2 Adjustment. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, cash, other shares of stock, or any other consideration, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may:

      (i) change the number and kind of shares (including by substitution of shares of another corporation) subject to the Options and/or the Option Price of such shares in the manner that it shall deem to be equitable and appropriate; or,
      (ii) provide for an appropriate and proportionate cash settlement or distribution.

                                    ARTICLE VI

                                      OPTIONS

   6.1 Grant of Option. An Option may be granted to any Eligible Person selected by the Committee. The grant of an Option shall first be effective upon the date it is approved by the Committee, except to the extent the Committee shall specify a later date upon which the grant of an Option shall first be effective. Each Option shall be designated, at the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option, provided that Incentive Stock Options may only be granted to Eligible Persons who are considered employees of the Company or any Subsidiary for purposes of Section 422 of the Code. The Company and the Optionee shall execute the Stock Option Agreement which shall set forth such terms and conditions of the Option as may be determined by the Committee to be consistent with the Plan, and which may include additional provisions and restrictions. Notwithstanding the foregoing, the Committee at its sole discretion shall have the right to cancel a grant of Options pursuant to Section 6.6 hereof.

   6.2 Option Price. The Option Price shall be determined by the Committee and may be set at a discount to the Fair Market Value; provided, however, that in the case of an Incentive Stock Option the Option Price shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the trading date immediately preceding the Date of Grant.

   6.3 Vesting; Term of Option. The vesting period in each case shall be determined by the Committee and shall be as specified in the Stock Option Agreement for an Optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of any Option at any time, and an Option may become vested and exercisable in accordance with the provisions of Articles VIII and IX hereof. Subject to Article VIII hereof, the period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in the Stock Option Agreement for an Optionee.

   6.4 Option Exercise; Withholding. An Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof. An option shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of shares of the Common Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made,

      (iii)   in cash or by cash equivalent; or
      (iv) at the sole discretion of the Committee, by a combination of different forms of consideration.

In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash or, at the sole discretion of the Committee, in other forms of consideration, the full amount of all federal, state and provincial withholding and other employment taxes applicable to the taxable income of such Optionee resulting from such exercise. The Company may withhold other forms of compensation or other amount due to an Optionee any amount required to be withheld by the Company under applicable tax laws.

   6.5 Limited Transferability of Option. Except as otherwise specified by the Committee in the Stock Option Agreement, all Options shall be nontransferable except, upon the Optionee's death, by the Optionee's will or the laws of descent and distribution. In this event, the deceased Optionee will be able to transfer only those Options which have already vested pursuant to
Section 6.3 hereof. Furthermore, in this event, the transferee of the Options, must assume all the rights and obligations of the Optionee upon transfer. No transfer of an Option by the Optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer. During the lifetime of an Optionee, the Option shall be exercisable only by him, except that, in the case of an Optionee who is legally incapacitated, the Option shall be exercisable by his guardian or legal representative.

   6.6 Cancellation, Substitution and Amendment of Options. Unless provided in the Stock Option Agreement, the Committee shall have the ultimate authority to effect, at any time, and from time to time, without the consent of the affected Optionees,

      (i) the cancellation of any or all outstanding Options (the "Cancelled Options"); or
      (ii) the re-grant of all, or part of, the Cancelled Options as new Options covering the same or different numbers of shares of Common Stock and having an Option Price which may be the same as, or different than, the Option Price of the Cancelled Options; or
      (iii)   the amendment of the terms of any and all outstanding Options.

                                    ARTICLE VII

                              ADDITIONAL RULES FOR ISOS

   7.1 Ten-Percent Owners. Notwithstanding any other provisions of this Plan to the contrary, in the case of an Incentive Stock Option granted to a Ten-Percent Owner,

      (i) the period during which any such Incentive Stock Option may be exercised shall not be greater than five years from the Date of Grant; and
      (ii) the Option Price of such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value of a share of Common Stock on the Date of Grant.

   7.2 Annual Limits. No Incentive Stock Option shall be granted to an Optionee, as a result of which the aggregate fair market value (determined as of the date of grant) of the stock with respect to which incentive stock options are exercisable for the first time in any calendar year under the Plan, and any other stock option plans of the Company, any Subsidiary or any parent corporation, would exceed $100,000 determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking options into account in the order in which granted.

   7.3 Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or within one year following the transfer of such shares to the Optionee upon exercise, the Optionee shall, within ten (10) days after such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

   7.4 Other Terms and Conditions. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under Section 422 of the Code.


                                     ARTICLE VIII

                                 TERMINATION OF SERVICE

   8.1 Death. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, if an Optionee shall die at any time after the Date of Grant and while he is an Eligible Person, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 6.5 hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending six months after the date of the Optionee's death (subject to Sections 6.3 and 7.1 hereof concerning the maximum term of an Option), to exercise the Optionee's Option to the extent that it was exercisable at the date of the Optionee's death and which have not been previously exercised. The Committee may determine at or after grant to make any portion of his Option that is not exercisable at the date of death immediately vested and exercisable.

   8.2 Disability. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated as a result of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code) at any time after the Date of Grant and while he is an Eligible Person, the Optionee (or in the case of an Optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending three (3) months after the date of his disability (subject to Sections 6.3 and 7.1 hereof concerning the maximum term of an Option), to exercise an Option to the extent that it was exercisable at the date of such termination of employment or other service and shall not have been exercised.

   8.3 Termination. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated for any reason, the Optionee's right to exercise any unexercised portion of an Option shall immediately terminate and all rights thereunder shall cease. For the purpose of determining whether an anniversary date has been reached pursuant to Section 6.3, the date of notice of termination of employment shall be determinative and not the last date of actual employment.
---

                                  ARTICLE IX

                              CHANGE IN CONTROL

   9.1 Change in Control. Upon a "change in control" of the Company (as defined below), each outstanding Option, to the extent that it shall not otherwise have become vested and exercisable, shall upon approval of the Board become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement under Section 6.3 hereof.

   9.2 Definition. For purposes of Section 9.1 hereof, a "change in control" of the Company shall mean:

      (i) an acquisition subsequent to the date hereof by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

      (ii) a change in the composition of the Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraphs (i), (iii) or (iv) of this section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;

      (iii) the approval by the stockholders of the Company of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which outstanding shares of Common Stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 80% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either the Company or another company) or cash or other property;

      (iv) the approval by the stockholders of the Company of (A) the sale or other disposition of all or substantially all of the assets of the Company or (B) a complete liquidation or dissolution of the Company; or,

      (v) the adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.

                                        ARTICLE X

                                   STOCK CERTIFICATES

   10.1 Issuance of Certificates. Subject to Section 10.2 hereof, the Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the Plan) for the shares of Common Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares. A separate stock certificate or separate stock certificates shall be issued for any shares of Common Stock purchased pursuant to the exercise of an Option that is an Incentive Stock Option, which certificate or certificates shall not include any shares of Common Stock that were purchased pursuant to the exercise of an Option that is a Nonqualified Stock Option.

   10.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

      (i) the completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Committee shall in its sole discretion deem necessary or advisable;

      (ii) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

      (iii) the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience;

      (iv) satisfaction by the Optionee of all applicable withholding taxes or other withholding liabilities; and

      (v) if required by the Committee, in its sole discretion, the receipt by the Company from an Optionee of (a) a representation in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (b) such other representations and warranties as are deemed necessary by counsel to the Company.

   10.3 Legends. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal, state and provincial securities laws and regulations.

                                      ARTICLE XI

                       EFFECTIVE DATE, TERMINATION AND AMENDMENT

   11.1 Effective Date. The Plan shall become effective upon its adoption by the Board and its approval by the stockholders of the Company.

   11.2 Termination. The Plan shall terminate on the date immediately preceding the tenth anniversary of the date the Plan is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.

   11.3 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan. Solely to the extent deemed necessary or advisable by the Board, for purposes of complying with Sections 422 or 162(m) of the Code or rules of any securities exchange or for any other reason, the Board may seek the approval of any such amendment by the Company's stockholders. Any such approval shall be by the affirmative votes of the stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company. Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.

                                      ARTICLE XII

                                     MISCELLANEOUS

   12.1 Employment or other Service. Nothing in the Plan, in the grant of any Option or in any Stock Option Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by or otherwise provides services to the Company or any Subsidiary.

   12.2 Rights as Shareholder. An Optionee or the permitted transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein. Nothing contained herein or in the Stock Option Agreement relating to any Option shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

   12.3 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by an Optionee as a result of the exercise of an Option or the sale of shares received upon such exercise shall not constitute compensation with respect to which any other employee benefits of such Optionee are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or the Committee or provided by the terms of such plan.

   12.4 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Optionee, his executor, administrator and permitted transferees.

   12.5 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

   12.6 Severability. If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be, severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

   12.7 Governing Law. The validity and construction of this Plan and of the Stock Option Agreements shall be governed by the laws of the State of Nevada.

                             CERTIFICATE OF ADOPTION

I certify that the foregoing plan was adopted by the Board on December 21, 2001.

/s/ Stephen Pineau
----------------------------
Stephen Pineau
Secretary
Viscount Systems, Inc.

                                  Signatures
                                  ----------

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 27, 2002.

                                        VISCOUNT SYSTEMS INC.
                                        By:   /s/ Stephen Pineau
                                        Stephen Pineau
                                        President and Chief Executive Officer

In accordance with the requirements of the Exchange Act, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on March 27, 2002.

By:   /s/ Stephen Pineau               President, Secretary and
    --------------------
    Stephen Pineau                     Chief Executive Officer



By:   /s/ Greg Shen                    Chairman of the Board
    --------------------
    Greg Shen



By:   /s/ Les Fong                     Chief Financial Officer
    --------------------
    Les Fong

                                 VISCOUNT SYSTEMS, INC.

                   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Viscount Systems, Inc., a Nevada corporation (the "Company"), hereby appoints Stephen Pineau and Greg D. C. Shen, or any one of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Daylight Time on May 31, 2002, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, V6C 1Z7, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on the reverse side of this Proxy Card.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERTY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of Viscount's Proxy Statement and hereby revokes any proxy or proxies previously given.

            IMPORTANT - PLEASE SIGN AND RETURN YOUR COMPLETED PROXY CARD
             PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT!


Please mark your votes as
indicated in this example

        [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4.

Item 1 - The election of two directors as follows, one Class I Director to serve until the 2003 Annual Meeting of Stockholders, and one Class II Director to serve until the 2004 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified

NOMINEE:         Stephen Pineau


         FOR                                       WITHHOLD
    the nominees                                   AUTHORITY
    listed (except as indicated below)             to vote for all nominees

         [  ]                                         [  ]

NOMINEE:         Greg D. C. Shen

         FOR                                       WITHHOLD
    the nominees                                   AUTHORITY
    listed (except as indicated below)             to vote for all nominees

         [  ]                                         [  ]

Item 2 - Approval of the Company's 2001 Stock Option Plan.

         FOR                       AGAINST                         ABSTAIN

         [  ]                       [  ]                             [  ]

Item 3 - Approval of the appointment of KPMG LLP, Chartered Accountants, as the independent auditor for the Company for the year ending December 31, 2002.

         FOR                       AGAINST                         ABSTAIN

         [  ]                       [  ]                             [  ]



All of the proposals set forth above are proposals of the Company. None of the proposals are related to or conditioned upon approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

INSTRUCTION: To withhold authority to vote for any nominees write that nominee's name in this space immediately below.



Signature(s):
             --------------------------------------

Date:
             --------------------------------------


Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).


                              THANK YOU FOR VOTING.